Exhibit 10.7

LOCKHEED MARTIN CORPORATION
DIRECTORS DEFERRED COMPENSATION PLAN
As Amended and Restated Effective October 1, 2024
ARTICLE I
PURPOSE
The purpose of this Plan is to give each non-employee Director of Lockheed Martin Corporation the opportunity to be compensated for his or her service as a Director on a deferred basis. The Plan is also intended to establish a method of paying Director compensation which will aid the Corporation in attracting and retaining as members of the Board persons whose abilities, experience and judgment can contribute to the success of the Corporation. In addition, by providing Directors with the option of accruing earnings based on the performance of Lockheed Martin Common Stock, the Plan is intended to more closely align the economic interests of Directors with the interests of stockholders generally.
The Plan was amended and restated, effective January 1, 2005, in order to comply with the requirements of Internal Revenue Code section 409A. This amendment and restatement of the Plan applies only to the portion of a Participant’s Account balance that is earned or becomes vested on or after January 1, 2005 (and any earnings attributable to that portion). The portion of a Participant’s Account balance that was earned and vested prior to January 1, 2005 (and any earnings attributable to that portion) shall be governed by the terms of the Plan in effect on December 31, 2004, which is attached hereto as Appendix A.
The Plan and Appendix A were amended and restated, effective as soon as administratively practicable on or after February 1, 2009, to change the interest option for calculating earnings and to provide for new investment options in which Participants may invest their Account balances, whether earned and vested before or after January 1, 2005. The addition of the new investment options in Appendix A is not intended to constitute a material modification within the meaning of Code section 409A.
The Plan was amended and restated effective January 1, 2024, to make certain clarifying changes. The Plan is hereby amended and restated effective October 1, 2024 to permit distributions upon a conflict of interest, as set forth herein.
ARTICLE II
DEFINITIONS
Whenever the following terms are used in this Plan, they shall have the meaning specified below, unless the context clearly indicates to the contrary:

Account means the bookkeeping account maintained by the Corporation on behalf of a participating Director which is credited with the Director’s Deferred Compensation, including investment earnings credited under Section 4.2.
Beneficiary shall have the meaning specified in Section 7.2(b).
Board of Directors or Board means the Board of Directors of the Corporation.
Committee means the Committee appointed to administer this Plan, as provided in Section 6.1 hereof.
Corporation means Lockheed Martin Corporation, a Maryland corporation, and its successors.
Deferred Compensation means Director’s Fees deferred pursuant to this Plan and investment earnings credited thereto under Section 4.2.
Director means a member of the Board of Directors of the Corporation who is eligible to receive compensation in the form of Director’s Fees and who is not an officer or employee of the Corporation or any of its subsidiaries.
Director’s Fees means the cash fees payable to a Director for services as a Director and for services on any Committee of the Board, including the amount of any retainer paid to a non-employee for services as Chairman of the Board.
Effective Date means the effective date referred to in Section 7.8.
Election Form means the form by which a Director elects to participate in this Plan.
Plan means the Lockheed Martin Corporation Directors Deferred Compensation Plan.
Qualified Savings Plan means the Lockheed Martin Corporation Salaried Savings Plan.
ARTICLE III
PARTICIPATION
3.1    Timing of Deferral Elections. In order to defer Director’s Fees earned in any calendar year, a Director must make a deferral election by executing and filing an Election Form by December 31 of the year prior to the year in which the fees will be earned. In the case of a new Director, an election to defer Director’s Fees must be filed within 30 days after the commencement of the Director’s term of office and shall apply only to fees for services after the date of such election. The deferral election shall specify the manner in which earnings (or losses) on the deferred amount shall accrue in accordance with Section 4.2 below. To the extent that a Director elects that any portion of a deferred amount shall accrue earnings (or losses) based on the Lockheed Martin Common Stock Investment Option, such an election shall be given effect only if (i) the election is irrevocably made at least six (6) months prior to the effective date of the allocation or (ii) the crediting of the deferred amount to the Lockheed Martin Common Stock Investment Option has been approved by the Board of Directors (or a committee thereof that is comprised of persons specified in Section 6.1). To the extent that a Director makes an election to have Deferred Compensation credited to the Lockheed Martin Common Stock Investment Option which is not in compliance with (i) or (ii) above, the amount elected to be deferred into the Lockheed Martin Common Stock Investment Option shall initially be allocated to the default investment option under the Qualified Savings Plan until such time as the allocation to the Lockheed Martin Common Stock Investment Option would be in compliance with (i) or (ii) above, at which time the deferred amount shall automatically be reallocated.
3.2    Terms of Deferral Elections. A Director’s deferral election for a calendar year shall specify the percentage (which may equal 100%) of the Director’s Fees to be earned by the Director for that year which are to be deferred under this Plan and, with respect to fees deferred pursuant to that election, the method for crediting earnings (or losses) selected by the Director in accordance with Article IV and the manner of distribution in accordance with Section 5.1(a). A Director’s deferral election shall be irrevocable during any calendar year in which it is in effect. A Director’s election shall remain in effect and shall be deemed to have been made for a subsequent calendar year unless the Director files a revised election form by December 31 of the year preceding the year in which the applicable Director’s Fees will be earned. If a Director files a change of election in accordance with Section 5.1(c), the manner of distribution elected under that Section will apply only to the Deferred Compensation for the calendar years listed on the Election Form.
ARTICLE IV
CREDITING OF ACCOUNTS
4.1    Crediting of Director’s Fees. Director’s Fees that a Director has elected to defer shall be credited to the Director’s Account as of the first business day of the month following the end of the calendar quarter in which the Director’s Fees are earned. The elected deferral percentage shall apply to all Director’s Fees earned by the Director during a calendar year.
4.2    Crediting of Investment Earnings. Subject to the provisions of Section 3.1 above, as of each trading day (each day on which the New York Stock Exchange is open), a Director’s Account shall be credited to reflect investment earnings (or losses) for each trading day, based on the Director’s investment selections under this Section 4.2. A Director may elect to have his or her Account credited with investment earnings (or losses) for each trading day as if the Director’s Account balance had been invested in the following:
(a)    Interest Option. Interest at a rate equivalent to (i) the then published rate for computing the present value of future benefits at the time cost is assignable under Cost Accounting Standard 415, Deferred Compensation, as determined by the Secretary of the Treasury on a semi-annual basis pursuant to Pub. L. 92-41, 85 Stat. 97, (ii) such other interest rate as is available to participants in the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan as an interest option if the interest option under (i) is not an option under that plan, or (iii) if there is no rate under (i) or (ii) such other interest rate as is approved by the Board. Notwithstanding anything in the Plan to the contrary, Deferred Compensation credited to a Director’s Account on or after July 1, 2009 may not be invested in the Interest Option. Deferred Compensation credited to the Interest Option prior to July 1, 2009 may remain credited to the Interest Option, until such amounts are transferred to the Lockheed Martin Common Stock Investment Option or the Investment Fund Option on or after July 1, 2009. No Deferred Compensation may be credited or reallocated to the Interest Option on or after July 1, 2009.
(b)    Investment Fund Option. Earnings shall be credited to a Director’s Account based on the market value and investment return of the investment options (including the Target Date Funds and core mutual funds (and successor funds), and excluding the Company Stock Fund, ESOP Fund, and Self-Managed Account) that are available to participants pursuant to the terms of the Qualified Savings Plan, provided that the Committee retains the discretion to add certain funds to, or to exclude certain funds from, the Investment Fund Option. Earnings (or losses) shall be credited to a Director’s Account based on the investment option or options within the Investment Fund Option to which his or her Account has been allocated. The manner in which earnings (or losses) are credited under each of the investment options shall be determined in the same manner as under the Qualified Savings Plan.
(c)    Lockheed Martin Common Stock Investment Option. Earnings (or losses) shall be credited as if such amount had been invested in Lockheed Martin Common Stock at the published closing price of the Corporation’s Common Stock on the New York Stock Exchange on the last trading day preceding the day as to which such amount is deferred (or reallocated) into the Lockheed Martin Common Stock Investment Option; this portion of a Director’s Account shall reflect any subsequent appreciation or depreciation in the market value of Lockheed Martin Common Stock based on the published closing price of the stock on the New York Stock Exchange on each trading day of each month and shall reflect dividends on the stock as if such dividends were reinvested in shares of Lockheed Martin Common Stock.
(d)    A combination of (a), (b) and (c).
A Director’s initial investment selections must be made by the date that the Director’s initial deferral election takes effect. A Director may change his or her investment selections for all amounts credited to the Plan or separately with respect to amounts to be deferred in future periods to the Director’s Account and amounts deferred in prior periods to the Director’s Account, provided that any such change to the investment of amounts deferred in prior periods to the Director’s Account that would result in an increase or decrease in the portion of the Director’s Account allocated to the Lockheed Martin Common Stock Investment Option shall only be effective if it is made pursuant to an irrevocable written election made at least six months following the date of the Director’s most recent “opposite way” election with respect to either the Plan or any other plan maintained by Lockheed Martin that provides for Discretionary Transactions (as defined in Rule 16b-3). Subject to the foregoing, a change of investment selections must be made by accessing the Qualified Savings Plan Web tool. Except as set forth above, the procedures (including restrictions) for directing the allocation and reallocation among the investment options shall be the same as the procedures (and restrictions) for making allocations and reallocations under the Qualified Savings Plan. Deferred Compensation credited to a Director’s Account prior to July 1, 2009 may be credited or reallocated to the Interest Option prior to July 1, 2009. No Deferred Compensation may be credited or reallocated to the Interest Option on or after July 1, 2009.
4.3    Account Balance as Measure of Deferred Compensation. The Deferred Compensation payable to a Director (or the Director’s Beneficiary) shall be measured by, and shall in no event exceed, the sum of the amounts credited to the Director’s Account.
ARTICLE V
PAYMENT OF DEFERRED COMPENSATION
5.1    Manner of Distribution.
(a)    Rules for Initial Elections and Subsequent Changes in Elections.
(i)    Election for Commencement of Payment. At the time a Director completes an Election Form or files a change of election form, he or she shall elect from among the following options governing the date on which the payment of benefits shall commence:
(A)    Payment to begin on the January 15th or July 15th next following the date of the termination of a Director’s status as a Director for any reason.
(B)    Payment to begin on January 15th of the year next following the year in which the Director’s status as a Director terminates for any reason.
(C)    Payment to begin on the January 15th next following the date on which the Director has both terminated Director status for any reason and attained the age designated by the Director in the Election Form.
(ii)    Election for Form of Payment. At the time a Director completes an Election Form or files a change of election form, he or she shall elect the form of payment of his or her Deferred Compensation from among the following options:
(A)    A lump sum.
(B)    Annual payments for a period of years designated by the Director which shall not exceed fifteen (15). The amount of each annual payment shall be determined by dividing the Director’s Account at the end of the month prior to such payment by the number of years remaining in the elected installment period.
(b)    Cash-out of Small Benefits. Notwithstanding the above, if the Account balance of a Director who is entitled to begin payment equals $10,000 or less, the Director’s Account balance shall be paid in a single lump sum payment in full discharge of all liabilities with respect to such benefits. In no event shall a distribution in accordance with the previous sentence be made after March 15th of the calendar year following the year in which the termination of the Director’s status as a Director occurs.

(c)    Subsequent Change of Elections. A Director may change any election as to the manner of distribution and file a new election choosing a lump sum or installment payments with respect to the payment of the Director’s entire Account, or with respect to fees deferred for specific calendar years, by executing an election (on a form prescribed by the Company) within the time periods described in this Section 5.1(c). Any election under this Section 5.1(c) shall specify a time on which commencement of distribution will begin and the number of installments to be paid if any, under the options specified in Section 5.1(c). An election must be made prior to the Director’s termination of service as a director. To constitute a valid election by a Director making a prospective change to a previous election, (i) the prospective election must be executed and delivered to the Company at least twelve (12) months before the date the first payment would be due under the Director’s previous election, and (ii) the first payment must be delayed by at least sixty (60) months from the date the first payment would be due under the Director’s previous election. In the event an election fails to satisfy the terms of this Section 5.1(c), such election shall be void and payment shall commence under the Director’s previous valid election or, if none exists, shall be paid in a lump sum.
(d)    Valuation of Distributions. Distributions shall be valued based on the closing price on the trading day that is four (4) business days prior to the date of the distribution.
5.2    Commencement of Payments. Subject to the provisions of Section 5.5 and except as provided in Sections 5.1(b), 5.4 and 5.7, the payment of Deferred Compensation to a Director shall be made following a Director’s termination as a Director in accordance with his or her deferral elections regardless of whether the Director’s termination is due to resignation, retirement, disability, death, or otherwise. Installment payments shall continue to be made in January of each succeeding year until all installments have been paid.
5.3    Death Benefits. Subject to the provisions of Section 5.5, in the event that a Director dies before payment of the Director’s Deferred Compensation has commenced or been completed, the balance of the Director’s Account shall be distributed to the Director’s Beneficiary commencing in the January following the date of the Director’s death in accordance with the manner of distribution (lump sum or annual installments as well as timing of commencement of distributions) elected by the Director for payments during the Director’s lifetime.
5.4    Emergency Withdrawals. In the event of an unforeseen financial emergency prior to the commencement of distributions or after the commencement of installment payments, the Committee may approve a distribution to a Director (or Beneficiary after the death of a Director) of the part of the Director’s Account balance an amount which does not exceed the amount necessary to satisfy such emergency plus the amount necessary to pay taxes reasonably anticipated as a result of the distribution. This emergency distribution amount must take into consideration any amounts by which the hardship is or may be relieved through reimbursement or compensation by insurance or by liquidation of the Director’s (or Beneficiary’s after the death of the Director) assets to the extent such liquidation would not cause a severe financial hardship. An emergency withdrawal will be approved only in a circumstance of severe financial hardship to the Director (or Beneficiary, as applicable) resulting from a sudden and unexpected illness or accident of the Director (or Beneficiary, as applicable) or of a dependant of the Director (or Beneficiary, as applicable), loss of property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Director (or Beneficiary, as applicable). The investment earnings shall be determined as if the withdrawal had been debited from the Director’s Account in the first day of the month in which the withdrawal occurs.
5.5    Corporation’s Right to Withhold. There shall be deducted from all payments under this Plan the amount of taxes, if any, required to be withheld under applicable federal or state tax laws. The Directors and their Beneficiaries will be liable for payment of any and all income or other taxes imposed on Deferred Compensation payable under this Plan.
5.6    Section 16 Limitations on Distributions. Notwithstanding anything contained herein to the contrary, no distribution of any portion of a Director’s Account credited to the Lockheed Martin Common Stock Investment Option shall be made unless (i) the Board of Directors or Committee has approved the distribution or (ii) at least six months have passed from the date the Director’s service on the Board has terminated.
5.7    Acceleration Upon Conflict of Interest. Notwithstanding a Director’s benefit payment elections under this Article V, if following the termination of a Director’s status as a Director, the Director takes a position (or accepts a position) with a governmental entity, agency, or instrumentality and that employer has determined that the Director’s continued participation in the Plan may constitute a conflict of interest precluding the Director from continuing in their position (or from accepting an offered position) with that employer or subjecting the Director to penalty, sanction, or otherwise limiting the Director’s responsibilities for that employer, then, to the extent reasonably necessary, the Director’s Account shall be distributed to them in a lump sum as soon as practical (but no later than 90 days) following the later of (i) the date on which the Director commences employment with the government employer; or (ii) the date on which it is determined or indicated that the conflict of interest may exist; provided, however, that if a distribution in accordance with the provisions of this Section 5.7 from the portion of the Director’s Account allocated to the Lockheed Martin Common Stock Investment Option would otherwise result in a nonexempt short-swing transaction under Section 16(b) of the Exchange Act, the date of distribution with respect to such portion to such Director shall be delayed until the earliest date upon which the Company reasonably anticipates that the distribution either would not result in a nonexempt short-swing transaction or would otherwise not result in liability under Section 16(b) of the Exchange Act. This Section 5.7 shall apply, however, only to the extent that the accelerated payment upon a conflict of interest determination conforms to Code section 409A.
ARTICLE VI
ADMINISTRATION, AMENDMENT AND TERMINATION
6.1    Administration by Committee. This Plan shall be administered by a Committee consisting of exclusively “non-employee directors” as that term is defined in Rule 16b-3 (“Rule 16b-3”) promulgated by the Securities and Exchange Commission under Section 16 of the

Securities Exchange Act of 1934 (the “Exchange Act”). The Committee shall act by vote of a majority or by unanimous written consent of its members. The Committee’s resolution of any question regarding the interpretation of this Plan shall be subject to review by the Board, and the Board’s determination shall be final and binding on all parties. Notwithstanding anything contained in the Plan or in any document issued under the Plan, it is intended that the Plan will at all times comply with the requirements of Internal Revenue Code section 409A and any regulations or other guidance issued thereunder, and that the provisions of the Plan will be interpreted to meet such requirements. If any provision of the Plan or any Deferral Agreement is determined not to conform to such requirements, the Plan and/or the Deferral Agreement, as applicable, shall be interpreted to omit such offending provision.
6.2    Amendment and Termination. This Plan may be amended, modified, or terminated by the Board at any time, except that no such action shall (without the consent of affected Directors or, if appropriate, their Beneficiaries or personal representatives) adversely affect the rights of Directors or Beneficiaries with respect to compensation earned and deferred under this Plan prior to the date of such amendment, modification, or termination, or result in the application of penalties under Code section 409A.

ARTICLE VII
MISCELLANEOUS
7.1    Limitation on Directors’ Rights. Participation in this Plan shall not give any Director the right to continue to serve as a member of the Board or any rights or interests other than as herein provided. No Director shall have any right to any payment or benefit hereunder except to the extent provided in this Plan. This Plan shall create only a contractual obligation on the part of the Corporation as to such amounts and shall not be construed as creating a trust. The Plan, in and of itself, has no assets. Directors shall have only the rights of general unsecured creditors of the Corporation with respect to amounts credited to or payable from their Accounts.
7.2    Beneficiaries.
(a)    Beneficiary Designation. Subject to applicable laws (including any applicable community property and probate laws), each Director may designate in writing the Beneficiary that the Director chooses to receive any payments that become payable after the Director’s death, as provided in Section 5.3. A Director’s Beneficiary designation shall be made on forms provided and in accordance with procedures established by the Corporation and may be changed by the Director at any time before the Director’s death.
(b)    Definition of Beneficiary. A Director’s “Beneficiary” or “Beneficiaries” shall be the person or persons, including a trust or trusts, validly designated by the Director or, in the absence of a valid designation, entitled by will or the laws of descent and distribution to receive the amounts otherwise payable to the Director under this Plan in the event of the Director’s death.

7.3    Rights Not Assignable; Obligations Binding Upon Successors. A Director’s rights under this Plan shall not be assignable or transferable and any purported transfer, assignment, pledge or other encumbrance or attachment of any payments or benefits under this Plan, or any interest thereon, other than pursuant to Section 6.2, shall not be permitted or recognized. Obligations of the Corporation under this Plan shall be binding upon successors of the Corporation.
7.4    Governing Law; Severability. The validity of this Plan or any of its provisions shall be construed, administered, and governed in all respects under and by the laws of the State of Maryland. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.
7.5    Annual Statements. The Corporation shall prepare and send a statement to the Director (or to the Director’s Beneficiary after the Director’s death) showing the balance credited to the Director’s Account as of December 31 of each year for which an Account is maintained with respect to the Director.
7.6    Headings Not Part of Plan. Headings and subheadings in this Plan are inserted for reference only and are not to be considered in the construction of this Plan.
7.7    Consent to Plan Terms. By electing to participate in this Plan, a Director shall be deemed conclusively to have accepted and consented to all of the terms of this Plan and to all actions and decisions of the Corporation, Board, or Committee with regard to the Plan. Such terms and consent shall also apply to and be binding upon each Director’s Beneficiary or Beneficiaries, personal representatives, and other successors in interest.
7.8    Effective Date. This Plan became effective on March 15, 1995.
7.9    Plan Construction. It is the intent of the Corporation that this Plan satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that Directors will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. Any contrary interpretation shall be avoided.
* * * * *
This Plan has been amended and restated pursuant to resolution of the Board of Directors on October 1, 2024 effective as stated herein.

LOCKHEED MARTIN CORPORATION
By:	/s/ Maryanne R. Lavan

Maryanne R. Lavan
Senior Vice President, General Counsel and
Corporate Secretary

Date:	October 21, 2024

APPENDIX A
DIRECTORS DEFERRED COMPENSATION PLAN
This Appendix A to the Directors Deferred Compensation Plan shall govern the portion of a Director’s Account that was earned and vested prior to January 1, 2005 (and any earnings attributable to that portion). This Appendix A shall not apply to the portion of a Director’s Account that is earned or becomes vested on or after January 1, 2005 (and any earnings attributable to that portion).
ARTICLE I
PURPOSE
The purpose of this Plan is to give each non-employee Director of Lockheed Martin Corporation the opportunity to be compensated for his or her service as a Director on a deferred basis. The Plan is also intended to establish a method of paying Director compensation which will aid the Corporation in attracting and retaining as members of the Board persons whose abilities, experience and judgment can contribute to the success of the Corporation. In addition, by providing Directors with the option of accruing earnings based on the performance of Lockheed Martin Common Stock, the Plan is intended to more closely align the economic interests of Directors with the interests of stockholders generally.
ARTICLE II
DEFINITIONS
Whenever the following terms are used in this Plan, they shall have the meaning specified below, unless the context clearly indicates to the contrary:
Account means the bookkeeping account maintained by the Corporation on behalf of a participating Director which is credited with the Director’s Deferred Compensation, including investment earnings credited under Section 4.2.
Beneficiary shall have the meaning specified in Section 8.2(b).
Board of Directors or Board means the Board of Directors of the Corporation.
Committee means the Committee appointed to administer this Plan, as provided in Section 7.1 hereof.
Corporation means Lockheed Martin Corporation, a Maryland corporation, and its successors.

Deferred Compensation means Director’s Fees deferred pursuant to this Plan and investment earnings credited thereto under Section 4.2. Deferred Compensation also includes the Lump Sum Retirement Benefit deferred pursuant to this Plan and investment earnings credited thereto under Section 4.2.
Director means, except as provided in Section 5.5, a member of the Board of Directors of the Corporation who is eligible to receive compensation in the form of Director’s Fees and who is not an officer or employee of the Corporation or any of its subsidiaries.
Director’s Fees means the cash fees payable to a Director for services as a Director and for services on any Committee of the Board, including the amount of any retainer paid to a non-employee for services as Chairman of the Board.
Effective Date means the effective date referred to in Section 8.8.
Election Form means the form by which a Director elects to participate in this Plan.
Lump Sum Death Benefit means the actuarial value of the $100,000 death benefit provided to Directors prior to May 1, 1999.
Lump Sum Retirement Benefit means the value of the benefit earned under the Lockheed Martin Corporation Directors Retirement Plan as determined upon termination of that plan effective May 1, 1999.
Plan means the Lockheed Martin Corporation Directors Deferred Compensation Plan.
Qualified Savings Plan means the Lockheed Martin Corporation Salaried Savings Plan or any successor plan.
ARTICLE III
PARTICIPATION
3.1    Timing of Deferral Elections. In order to defer Director’s Fees earned in any calendar year, a Director must make a deferral election by executing and filing an Election Form before the commencement of that calendar year. In the case of a new Director, an election to defer Director’s Fees must be filed within 30 days after the commencement of the Director’s term of office and shall apply only to fees for services after the date of such election. The deferral election shall specify the manner in which earnings (or losses) on the deferred amount shall accrue in accordance with Section 4.2 below. To the extent that a Director elects that any portion of a deferred amount shall accrue earnings (or losses) based on the Lockheed Martin Common Stock Investment Option, such an election shall be given effect only if (i) the election is irrevocably made at least six (6) months prior to the effective date of the allocation or (ii) the crediting of the deferred amount to the Lockheed Martin Common Stock Investment Option has been approved by the Board of Directors (or a committee thereof that is comprised of persons specified in Section 7.1). To the extent that a Director makes an election to have Deferred Compensation credited to the Lockheed Martin Common Stock Investment Option which is not in compliance with (i) or (ii) above, the amount elected to be deferred into the Lockheed Martin Common Stock Investment Option shall initially be allocated to the default investment option under the Qualified Savings Plan until such time as the allocation to the Lockheed Martin Common Stock Investment Option would be in compliance with (i) or (ii) above, at which time the deferred amount shall automatically be reallocated.
3.2    Terms of Deferral Elections. A Director’s deferral election for a calendar year shall specify the percentage (which may equal 100%) of the Director’s Fees to be earned by the Director for that year which are to be deferred under this Plan and with respect to fees deferred pursuant to that election the method for crediting earnings (or losses) selected by the Director in accordance with Article IV and the manner of distribution in accordance with Section 5.1(b). A Director’s deferral election shall remain in effect for each subsequent calendar year, unless the Director duly files a revised Election Form or written revocation of the election before the beginning of the subsequent calendar year. A Director’s deferral election shall be irrevocable during any calendar year in which it is in effect. If a Director files a change of election in accordance with Section 5.1(d), the manner of distribution elected under that Section will remain in effect for deferrals in any subsequent year unless the Director duly files a revised Election Form.
ARTICLE IV
CREDITING OF ACCOUNTS
4.1    Crediting of Director’s Fees. Director’s Fees that a Director has elected to defer shall be credited to the Director’s Account as of the first day of the month in which the Director’s Fees would have been payable to the Director if no deferral election had been made under this Plan. The elected deferral percentage shall apply to all Director’s Fees earned by the Director during a calendar year.
4.2    Crediting of Investment Earnings. Subject to the provisions of Section 3.1 above, as of each trading day (each day on which the New York Stock Exchange is open), a Director’s Account shall be credited to reflect investment earnings (or losses) for each trading day, based on the Director’s investment selections under this Section 4.2. A Director may elect to have his or her Account credited with investment earnings (or losses) for each trading day as if the Director’s Account balance had been invested in the following:
(a)    Interest Option. Interest at a rate equivalent to (i) the then published rate for computing the present value of future benefits at the time cost is assignable under Cost Accounting Standard 415, Deferred Compensation, as determined by the Secretary of the Treasury on a semi-annual basis pursuant to Pub. L. 92-41, 85 Stat. 97, (ii) such other interest rate as is available to participants in the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan as an interest option if the interest option under (i) is not an option under that plan, or (iii) if there is no rate under (i) or (ii), such other interest rate as is approved by the Board. No amounts may be credited or reallocated to the Interest Option on or after July 1, 2009. Deferred Compensation credited to a Director’s Account prior to January 1, 2005, may remain credited to, or may be reallocated to, the Interest Option until such amounts are transferred to the Company Stock Investment Option or the Investment Fund Option on or after July 1, 2009.
(b)    Investment Fund Option. Earnings shall be credited to a Director’s Account based on the market value and investment return of the investment options (including the Target Date Funds and core mutual funds (and successor funds), and excluding the Company Stock Fund, ESOP Fund, and Self-Managed Account) that are available to participants pursuant to the terms of the Qualified Savings Plan, provided that the Committee retains the discretion to add certain funds to, or to exclude certain funds from, the Investment Fund Option. Earnings shall be credited to a Director’s Account based on the investment option or options within the Investment Fund Option to which his or her Account has been allocated. The manner in which earnings are credited under each of the investment options shall be determined in the same manner as under the Qualified Savings Plan.
(c)    Lockheed Martin Common Stock Investment Option. Earnings (or losses) shall be credited as if such amount had been invested in Lockheed Martin Common Stock at the published closing price of the Corporation’s Common Stock on the New York Stock Exchange on the last trading day preceding the day as to which such amount is deferred (or reallocated) into the Lockheed Martin Common Stock Investment Option; this portion of a Director’s Account shall reflect any subsequent appreciation or depreciation in the market value of Lockheed Martin Common Stock based on the published closing price of the stock on the New York Stock Exchange on each trading day of each month and shall reflect dividends on the stock as if such dividends were reinvested in shares of Lockheed Martin Common Stock.
(d)    A combination of (a), (b) and (c).
A Director’s initial investment selections must be made by the date that the Director’s initial deferral election takes effect. A Director may change his or her investment selections with respect to all amounts credited to the Director’s Account, including amounts deferred in prior periods, provided that any such change that would result in an increase or decrease in the portion of the Director’s Account allocated to the Lockheed Martin Common Stock Investment Option shall only be effective if it is made pursuant to an irrevocable written election made at least six months following the date of the Director’s most recent “opposite way” election with respect to either the Plan or any other plan maintained by Lockheed Martin that provides for Discretionary Transactions (as defined in Rule 16b-3). Subject to the foregoing, a change of investment selections must be made by accessing the Qualified Savings Plan Web tool. Except as set forth above, the procedures (including restrictions) for directing the allocation and reallocation among the investment options shall be the same as the procedures (and restrictions) for making allocations and reallocations under the Qualified Savings Plan. No amounts may be credited or reallocated to the Interest Option on or after July 1, 2009.
4.3    Account Balance as Measure of Deferred Compensation. The Deferred Compensation payable to a Director (or the Director’s Beneficiary) shall be measured by, and shall in no event exceed, the sum of the amounts credited to the Director’s Account.
ARTICLE V

PAYMENT OF DEFERRED COMPENSATION
5.1    Manner of Distribution.
(a)    Amounts deferred prior to October 24, 2003. Subject to the provisions of Section 5.6 and 5.1(d), with respect to any fees deferred prior to October 24, 2003, a Director’s Deferred Compensation shall be paid as a lump sum cash payment equal to the balance credited to the Director’s Account on or about January 15th of the calendar year that next follows the date of the termination of the Director’s status as a Director. Notwithstanding the foregoing, with respect to any fees deferred prior to October 24, 2003, a Director may elect to have the Director’s Deferred Compensation distributed in annual installments commencing on or about January 15th of the calendar year that next follows the date of the termination of the Director’s status as a Director and continuing over a maximum period of ten (10) years. The amount of each annual installment shall be determined by dividing the Director’s Account balance (or the portion of the Account balance to which the installment election applies) on the December 31 preceding the payment date by the number of years remaining in the elected installment period.
(b)    Rules for Deferrals made (or changes in elections filed) on or after October 24, 2003.
(i)    Election for Commencement of Payment. At the time a Director completes an Election Form or files a change of election form, he or she shall elect from among the following options governing the date on which the payment of benefits shall commence:
(A)    Payment to begin on or about the January 15th or July 15th next following the date of the termination of a Director’s status as a Director for any reason.
(B)    Payment to begin on or about January 15th of the year next following the year in which the Director’s status as a Director terminates for any reason.
(C)    Payment to begin on or about the January 15th next following the date on which the Director has both terminated Director status for any reason and attained the age designated by the Director in the Election Form.
(ii)    Election for Form of Payment. At the time a Director completes an Election Form or files a change of election form, he or she shall elect the form of payment of his or her Deferred Compensation from among the following options:
(A)    A lump sum.
(B)    Annual payments for a period of years designated by the Director which shall not exceed fifteen (15). The amount of each annual payment shall be determined by dividing the Director’s Account at the end of the month prior to such payment by the number of years remaining in the elected installment period. The installment period may be shortened, in the sole discretion of the Committee, if the Committee at any time determines that the amount of the annual payments that would be made to the Director during the designated installment period would be too small to justify the maintenance of the Director’s Account and the processing of payments.
(c)    Deferral For Director’s Fees Earned in 1996. A Director may elect to have the Director’s Deferred Compensation earned during the 1996 calendar year credited and paid as a lump sum under (a) or annual installments under (b) except that payment (or installments, as the case may be) will be made (or commence) on January 1, 1998, or as soon as practicable thereafter regardless of whether the Director has terminated service as a Director.
(d)    Timing and Change of Elections. A Director may change any election as to the manner of distribution and file a new election choosing a lump sum or installment payments with respect to the payment of the Director’s entire Account, or with respect to fees deferred for specific years or with respect to the specific benefits available under Article VI, by executing an election (on a form prescribed by the Corporation) within the time periods described in this Section 5.1(d). Any election under this Section 5.1(d) shall specify a time on which commencement of distribution will begin and the number of installments to be paid, if any, under the options specified in Section 5.1(b). An election must be made prior to the Director’s termination of service as a director. No election will be considered valid to the extent the election would (i) result in a payment being made within six months of the date of the election or (ii) result in a payment in the same calendar year as the election; in the event an election fails to satisfy the provisions set forth in this sentence, the first payment under the election will be delayed until the first January 15 or July 15 that is both (i) at least six months after the date of the election and (ii) in a calendar year after the date of the election. In addition, to constitute a valid election, an election made under this Section 5.1(d) must be made (i) at least six months before the date the first payment would be due under the Director’s previous election and (ii) in a different calendar year than the date the first payment would be due under the Director’s previous election.
In the event an election fails to satisfy the terms of this Section 5.1(d), such election shall be void and payment shall commence under the Director’s previous valid election or, if none exists, shall be paid in a lump sum.
(e)    Valuation of Distributions. Distributions shall be valued based on the closing price on the trading day that is four (4) business days prior to the date of the distribution.
5.2    Commencement of Payments. Subject to the provisions of Section 5.6 and except as provided in Sections 5.1(a) and (c) and 5.4, the payment of Deferred Compensation to a Director shall be made following a Director’s termination as a Director in accordance with his or her deferral elections regardless of whether the Director’s termination is due to resignation, retirement, disability, death, or otherwise. Installment payments shall continue to be made in January of each succeeding year until all installments have been paid.
5.3    Death Benefits. Subject to the provisions of Section 5.6, in the event that a Director dies before payment of the Director’s Deferred Compensation has commenced or been completed, the balance of the Director’s Account shall be distributed to the Director’s Beneficiary commencing in the January following the date of the Director’s death in accordance with the manner of distribution (lump sum or annual installments as well as timing of commencement of distributions) elected by the Director for payments during the Director’s lifetime. However, upon good cause shown by a Beneficiary or personal representative of the Director, the Committee, in its sole discretion, may reject a Director’s installment election and instead cause the Director’s death benefits to be paid in a lump sum.
5.4    Emergency Withdrawals. In the event of an unforeseeable emergency prior to the commencement of distributions or after the commencement of installment payments, the Committee may approve a distribution to a Director (or Beneficiary after the death of a Director) of the part of the Director’s Account balance that is reasonably needed to satisfy the emergency need. An Emergency withdrawal will be approved only in a circumstance of severe financial hardship to the Director (or Beneficiary after the death of the Director) resulting from a sudden and unexpected illness or accident of the Director (or Beneficiary, as applicable) or of a dependent of the Director (or Beneficiary, as applicable), loss of property due to casualty, or other similar extraordinary or unforeseeable circumstance arising from events beyond the control of the Director (or Beneficiary, as applicable). The investment earnings credited to the Director’s Account shall be determined as if the withdrawal had been debited from the Director’s Account on the first day of the month in which the withdrawal occurs.
5.5    Status of Certain Directors.
(a)    For purposes of Section 5.2, a retired Director who continues to advise the Board of Directors under an Advisory Services Agreement shall be treated as an active Director for the period that he or she continues to serve under such agreement, if the Director so elects on or before April 25, 1996. An election under this Section 5.5 shall not otherwise alter the Director’s rights under this Plan. Once made, an election under this Section 5.5 shall be irrevocable.
(b)    For the purposes of Article VI, a member of the Board of Directors who is not eligible for Director’s Fees but who is eligible for a Lump Sum Retirement Benefit shall be eligible to defer such compensation pursuant to this Plan.
5.6    Corporation’s Right to Withhold. There shall be deducted from all payments under this Plan the amount of taxes, if any, required to be withheld under applicable federal or state tax laws. The Directors and their Beneficiaries will be liable for payment of any and all income or other taxes imposed on Deferred Compensation payable under this Plan.
5.7    Section 16 Limitations on Distributions. Notwithstanding anything contained herein to the contrary, no distribution of any portion of a Director’s Account credited to the Lockheed Martin Common Stock Investment Option shall be made unless (i) the Board of Directors or Committee has approved the distribution or (ii) at least six months have passed from the date the Director’s service on the Board has terminated.
ARTICLE VI

SPECIAL RULES FOR LUMP SUM RETIREMENT BENEFIT AND LUMP SUM DEATH BENEFIT
6.1    Deferral of Lump Sum Benefits. The Lump Sum Retirement Benefit and the Lump Sum Death Benefit for each Director shall be credited to that Director’s Account as of May 1, 1999. Subject to the provisions of Section 3.1 above, the Director’s investment selections for deferred Director’s Fees shall be the investment selection for a Director’s Lump Sum Retirement Benefit and Lump Sum Death Benefit and as of the last day of each month, a Director’s Account shall be credited to reflect investment earnings (or loss) for the month, based on the Director’s investment selections under Section 4.2.
6.2    Payment of Lump Sum Benefits. The Lump Sum Retirement Benefit and the Lump Sum Death Benefit shall be distributed as part of a Director’s Deferred Compensation in accordance with Article V. Subject to Section 5.7, a Director may also elect to receive the Lump Sum Death Benefit and the Lump Sum Retirement Benefit in a single lump sum payable on or about May 1, 2000, so long as prior to May 1, 1999, the Director makes an irrevocable written election to receive the lump sum payment. Any lump sum payment made pursuant to this Section 6.2 shall include amounts credited as investment earnings with respect to the Lump Sum Retirement Benefit for the period from May 1, 1999 until April 30, 2000. Notwithstanding anything herein to the contrary, no portion of a Director’s Lump Sum Retirement Benefit may be paid prior to May 1, 2000.
ARTICLE VII
ADMINISTRATION, AMENDMENT AND TERMINATION
7.1    Administration by Committee. This Plan shall be administered by a Committee consisting of exclusively non-employee directors as that term is defined in Rule 16b-3 (“Rule 16b-3”) promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”). The Committee shall act by vote of a majority or by unanimous written consent of its members. The Committee’s resolution of any question regarding the interpretation of this Plan shall be subject to review by the Board, and the Board’s determination shall be final and binding on all parties.
7.2    Amendment and Termination. This Plan may be amended, modified, or terminated by the Board at any time, except that no such action shall (without the consent of affected Directors or, if appropriate, their Beneficiaries or personal representatives) adversely affect the rights of Directors or Beneficiaries with respect to compensation earned and deferred under this Plan prior to the date of such amendment, modification, or termination.
ARTICLE VIII
MISCELLANEOUS
8.1    Limitation on Directors’ Rights. Participation in this Plan shall not give any Director the right to continue to serve as a member of the Board or any rights or interests other than as herein provided. No Director shall have any right to any payment or benefit hereunder except to the extent provided in this Plan. This Plan shall create only a contractual obligation on the part of the Corporation as to such amounts and shall not be construed as creating a trust. The Plan, in and of itself, has no assets. Directors shall have only the rights of general unsecured creditors of the Corporation with respect to amounts credited to or payable from their Accounts.
8.2    Beneficiaries.
(a)    Beneficiary Designation. Subject to applicable laws (including any applicable community property and probate laws), each Director may designate in writing the Beneficiary that the Director chooses to receive any payments that become payable after the Director’s death, as provided in Section 5.3. A Director’s Beneficiary designation shall be made on forms provided and in accordance with procedures established by the Corporation and may be changed by the Director at any time before the Director’s death.
(b)    Definition of Beneficiary. A Director’s “Beneficiary” or “Beneficiaries” shall be the person or persons, including a trust or trusts, validly designated by the Director or, in the absence of a valid designation, entitled by will or the laws of descent and distribution to receive the amounts otherwise payable to the Director under this Plan in the event of the Director’s death.
8.3    Rights Not Assignable; Obligations Binding Upon Successors. A Director’s rights under this Plan shall not be assignable or transferable and any purported transfer, assignment, pledge or other encumbrance or attachment of any payments or benefits under this Plan, or any interest thereon, other than pursuant to Section 7.2, shall not be permitted or recognized. Obligations of the Corporation under this Plan shall be binding upon successors of the Corporation.
8.4    Governing Law; Severability. The validity of this Plan or any of its provisions shall be construed, administered, and governed in all respects under and by the laws of the State of Maryland. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.
8.5    Annual Statements. The Corporation shall prepare and send a statement to the Director (or to the Director’s Beneficiary after the Director’s death) showing the balance credited to the Director’s Account as of December 31 of each year for which an Account is maintained with respect to the Director.
8.6    Headings Not Part of Plan. Headings and subheadings in this Plan are inserted for reference only and are not to be considered in the construction of this Plan.
8.7    Consent to Plan Terms. By electing to participate in this Plan, a Director shall be deemed conclusively to have accepted and consented to all of the terms of this Plan and to all actions and decisions of the Corporation, Board, or Committee with regard to the Plan. Such terms and consent shall also apply to and be binding upon each Director’s Beneficiary or Beneficiaries, personal representatives, and other successors in interest.
8.8    Effective Date. This Plan shall become effective on March 15, 1995.
8.9    Plan Construction. It is the intent of the Corporation that this Plan satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3 so that Directors will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. Any contrary interpretation shall be avoided.